Financial Engineering Group                                       User:  bhattad
Greenwich Capital Markets          WF0528YFC 1A1       March 23, 2005   01:31 PM


------------------------------------------------------------------------------------------------------------------------
                                                       Bond Description
------------------------------------------------------------------------------------------------------------------------
Name:                   WF0528YFC 1A1         Coll. Type:                    WL        PAC Bands:                   n/a
Cusip:                                        Orig. Balance:    $650,577,611.83        Settlement Date:      03/30/2005
Coupon:                     5.500000%         Net Coupon:             5.623303%        Issue Date:           03/01/2005
Formula:                          N/A         Gross Coupon:           5.883303%        First Pay Date:       04/25/2005
Orig. Balance:        $113,727,000.00         Srvc Fee:               0.260000%        Maturity Date:               n/a
Factor:                    1.00000000         Orig. Term:               360 mos        Days Delay:                   24
Factor date:               03/01/2005         Current WAM:              358 mos
Current Cap:                      N/A         Current Age:                2 mos
Current Floor:                    N/A         WAVG Loansize:              $0.00
Cur. Balance:         $113,727,000.00
------------------------------------------------------------------------------------------------------------------------



Curve type:      Static                   CMO Price -> Yield Sensitivity Table

               --------------------------------------------------------------------------------------------------------------------
                 0            100            200             300           400             500            600
-------------
   Price       PSA            PSA            PSA             PSA           PSA             PSA            PSA       NULL     NULL
-----------------------------------------------------------------------------------------------------------------------------------
     100-16+   5.477         5.414          5.340           5.271         5.211           5.158          5.110
     100-19+   5.468         5.398          5.317           5.240         5.174           5.115          5.062
     100-22+   5.459         5.382          5.293           5.210         5.137           5.072          5.014
     100-25+   5.449         5.366          5.270           5.179         5.100           5.030          4.967
-----------------------------------------------------------------------------------------------------------------------------------
     100-28+   5.440         5.351          5.247           5.148         5.063           4.987          4.919
-----------------------------------------------------------------------------------------------------------------------------------
     100-31+   5.431         5.335          5.223           5.118         5.026           4.945          4.872
     101-02+   5.422         5.319          5.200           5.087         4.989           4.902          4.824
     101-05+   5.413         5.304          5.177           5.056         4.952           4.860          4.777
     101-08+   5.404         5.288          5.153           5.026         4.915           4.817          4.729
-----------------------------------------------------------------------------------------------------------------------------------
WAL            17.01          7.98           4.78            3.46          2.80            2.40           2.13
Mod. Dur       10.18          5.90           3.96            3.02          2.50            2.17           1.94
Spread          69.3          83.5           94.4           101.6         102.4           103.4          102.4
First Date  04/25/05      04/25/05       04/25/05        04/25/05      04/25/05        04/25/05       04/25/05
Last Date   08/25/32      10/25/24       02/25/17        12/25/12      01/25/11        12/25/09       04/25/09
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
         1 mo    2 mo    3 mo    4 mo    5 mo    6 mo    7 mo    8 mo    9 mo    10 mo   11 mo   12 mo
---------------------------------------------------------------------------------------------------------
CPR
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------
AVG     1 mo    3 mo    6 mo    9 mo    12 mo   Life
--------------------------------------------------------
CPR
--------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
COB: 03/22/2005              3 Month     6 Month     1 Year      2 Year      3 Year      5 Year      10 Year     30 Year
-------------------------------------------------------------------------------------------------------------------------
OffTR Yld                      2.804       3.111       3.484       3.854       4.063       4.327       4.702       4.976
-------------------------------------------------------------------------------------------------------------------------
OnTR/Swp Spd                   2.836       3.141       3.379    3.854/44    4.059/47    4.328/46    4.635/47    4.888/52
------------------------------------------------------------------------------------------------------------------------
OnTR Price                    99-09+      98-14+      98-10+      99-03+      98-04+      98-17+       95-00     107-03+
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------                 -----------------------------------------------------------
1 Mo L       3Mo L       11Cof       Prime                   15Mtg       30Mtg       FN6.0Apr        FN5.5Apr
---------------------------------------------               ----------------------------------------------------------
2.850        3.090       2.183       5.500                   5.684       6.197        101-16+        99-10+
---------------------------------------------               ----------------------------------------------------------


-------------------------------------------------
                 CAP VOLS (years)
-------------------------------------------------
   1         2       3       5      10       30
-------------------------------------------------
14.220    17.990  19.540  19.990  18.530   16.430
-------------------------------------------------


-----------------------------------
        SWAPTION VOLS (years)
-----------------------------------
 3 X 5    1 X 10   5 X 10   10 X 10
-----------------------------------
18.530   18.620    15.480   12.320
-----------------------------------


-------------
Price-2-Call
-------------
   No
-------------


---------------------------------------------------------------------------------------------------------------------------
Prepay   Turnover   Turnover   Refi    Refi Elb   Burnout     Burnout   Lockin     Lockin   MRate   Refi           Default
Knobs      Level      Ramp      Vol      Shift    Severity    Timing    Severity    Rate    Shift   Ramp   Surge    Size
---------------------------------------------------------------------------------------------------------------------------
Settings     0          0        0         0         0           0          0         0       0       0      0        0
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Prepay     Model     Collateral     Term
Knobs     Version     Override     Override
------------------------------------------------
Settings     50         FNMA         30YR
------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.

The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

Financial Engineering Group                                       User:  bhattad
Greenwich Capital Markets          WF0528YFC 1A2       March 23, 2005   01:32 PM


------------------------------------------------------------------------------------------------------------------------
                                                       Bond Description
------------------------------------------------------------------------------------------------------------------------
Name:                 WF0528YFC 1A2           Coll. Type:                    WL        PAC Bands:                 n/a
Cusip:                                        Orig. Balance:    $650,577,611.83        Settlement Date:      03/30/2005
Coupon:                   8.000000%           Net Coupon:             5.623303%        Issue Date:           03/01/2005
Formula:                        N/A           Gross Coupon:           5.883303%        First Pay Date:       04/25/2005
Orig. Balance:       $30,000,000.00           Srvc Fee:               0.260000%        Maturity Date:             n/a
Factor:                  1.00000000           Orig. Term:               360 mos        Days Delay:                 24
Factor date:             03/01/2005           Current WAM:              358 mos
Current Cap:                    N/A           Current Age:                2 mos
Current Floor:                  N/A           WAVG Loansize:              $0.00
Cur. Balance:        $30,000,000.00
------------------------------------------------------------------------------------------------------------------------



Curve type:      Static                   CMO Price -> Yield Sensitivity Table

               --------------------------------------------------------------------------------------------------------------------
                 0            100            200             300           400             500             600
-------------
   Price        PSA           PSA            PSA             PSA           PSA             PSA             PSA      NULL     NULL
-----------------------------------------------------------------------------------------------------------------------------------
     107-02    7.275         6.754          6.156           5.588        5.091            4.655           4.260
     107-05    7.265         6.738          6.133           5.558        5.056            4.614           4.215
     107-08    7.255         6.722          6.110           5.528        5.020            4.574           4.170
     107-11    7.245         6.706          6.087           5.499        4.985            4.533           4.125
-----------------------------------------------------------------------------------------------------------------------------------
     107-14    7.235         6.690          6.064           5.469        4.950            4.493           4.080
-----------------------------------------------------------------------------------------------------------------------------------
     107-17    7.225         6.674          6.041           5.440        4.914            4.452           4.035
     107-20    7.215         6.658          6.019           5.410        4.879            4.412           3.990
     107-23    7.205         6.642          5.996           5.381        4.844            4.372           3.945
     107-26    7.196         6.627          5.973           5.351        4.809            4.331           3.900
-----------------------------------------------------------------------------------------------------------------------------------
WAL            17.01          7.98           4.78            3.46         2.80             2.40            2.13
Mod. Dur        8.74          5.45           3.79            2.94         2.45             2.15            1.93
Spread         248.8         217.4          176.2           133.7         91.1             53.9            18.5
First Date  04/25/05      04/25/05       04/25/05        04/25/05      04/25/05        04/25/05        04/25/05
Last Date   08/25/32      10/25/24       02/25/17        12/25/12      01/25/11        12/25/09        04/25/09
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
         1 mo    2 mo    3 mo    4 mo    5 mo    6 mo    7 mo    8 mo    9 mo    10 mo   11 mo   12 mo
---------------------------------------------------------------------------------------------------------
CPR
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------
AVG     1 mo    3 mo    6 mo    9 mo    12 mo   Life
--------------------------------------------------------
CPR
--------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
COB: 03/22/2005              3 Month     6 Month     1 Year       2 Year     3 Year        5 Year      10 Year     30 Year
--------------------------------------------------------------------------------------------------------------------------
OffTR Yld                      2.804       3.111      3.484       3.854        4.063       4.327        4.702       4.976
--------------------------------------------------------------------------------------------------------------------------
OnTR/Swp Spd                   2.836       3.141      3.379    3.854/44     4.059/47    4.328/46     4.635/47    4.888/52
--------------------------------------------------------------------------------------------------------------------------
OnTR Price                     99-09+     98-14+     98-10+      99-03+       98-04+      98-17+        95-00     107-03+
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------------                 -----------------------------------------------------------
1 Mo L       3Mo L       11Cof       Prime                   15Mtg       30Mtg       FN6.0Apr        FN5.5Apr
---------------------------------------------               ----------------------------------------------------------
2.850        3.090       2.183       5.500                   5.684       6.197        101-16+        99-10+


-------------------------------------------------
                  CAP VOLS (years)
-------------------------------------------------
   1         2       3       5       10      30
-------------------------------------------------
14.220    17.990  19.540  19.990  18.530   16.430
-------------------------------------------------


-----------------------------------
     SWAPTION VOLS (years)
-----------------------------------
 3 X 5    1 X 10   5 X 10   10 X 10
-----------------------------------
18.530   18.620    15.480   12.320
-----------------------------------


-------------
Price-2-Call
-------------
   No
-------------


---------------------------------------------------------------------------------------------------------------------------
Prepay   Turnover   Turnover   Refi    Refi Elb   Burnout     Burnout   Lockin     Lockin   MRate   Refi           Default
Knobs      Level      Ramp      Vol      Shift    Severity    Timing    Severity    Rate    Shift   Ramp   Surge    Size
---------------------------------------------------------------------------------------------------------------------------
Settings     0          0        0         0         0           0          0         0       0       0      0        0
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Prepay     Model     Collateral     Term
Knobs     Version     Override     Override
------------------------------------------------
Settings     50         FNMA         30YR
------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.

The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

Financial Engineering Group                                       User:  bhattad
Greenwich Capital Markets          WF0528YFC 1A5       March 23, 2005   01:34 PM


------------------------------------------------------------------------------------------------------------------------
                                                       Bond Description
------------------------------------------------------------------------------------------------------------------------
Name:                 WF0528YFC 1A5           Coll. Type:                    WL        PAC Bands:                 n/a
Cusip:                                        Orig. Balance:    $650,577,611.83        Settlement Date:      03/30/2005
Coupon:                   5.500000%           Net Coupon:             5.623303%        Issue Date:           03/01/2005
Formula:                        N/A           Gross Coupon:           5.883303%        First Pay Date:       04/25/2005
Orig. Balance:       $43,500,000.00           Srvc Fee:               0.260000%        Maturity Date:             n/a
Factor:                  1.00000000           Orig. Term:               360 mos        Days Delay:                 24
Factor date:             03/01/2005           Current WAM:              358 mos
Current Cap:                    N/A           Current Age:                2 mos
Current Floor:                  N/A           WAVG Loansize:              $0.00
Cur. Balance:        $43,500,000.00
------------------------------------------------------------------------------------------------------------------------



Curve type:      Static                   CMO Price -> Yield Sensitivity Table

               --------------------------------------------------------------------------------------------------------------------
                 0            100            200             300           400              500           600
-------------
   Price        PSA           PSA            PSA             PSA           PSA              PSA           PSA       NULL     NULL
-----------------------------------------------------------------------------------------------------------------------------------
      99-15    5.577         5.580          5.583            5.584        5.586             5.587        5.591
      99-18    5.569         5.571          5.572            5.572        5.573             5.574        5.575
      99-21    5.561         5.561          5.561            5.560        5.560             5.560        5.560
      99-24    5.553         5.551          5.550            5.549        5.547             5.546        5.544
-----------------------------------------------------------------------------------------------------------------------------------
      99-27    5.546         5.542          5.539            5.537        5.535             5.533        5.528
-----------------------------------------------------------------------------------------------------------------------------------
      99-30    5.538         5.532          5.528            5.525        5.522             5.519        5.513
     100-01    5.530         5.523          5.517            5.513        5.509             5.505        5.497
     100-04    5.522         5.513          5.506            5.501        5.496             5.492        5.481
     100-07    5.514         5.504          5.496            5.489        5.484             5.478        5.466
-----------------------------------------------------------------------------------------------------------------------------------
WAL            20.90         15.64          12.75            11.04         9.95              9.08         7.58
Mod. Dur       11.76          9.79           8.60             7.83         7.30              6.85         5.98
Spread          73.7          81.6           85.9             88.3         89.9              94.8        103.8
First Date  04/25/10      04/25/10       04/25/10         04/25/10      04/25/10         04/25/10     04/25/10
Last Date   01/25/35      01/25/35       01/25/35         01/25/35      01/25/35         01/25/35     01/25/35
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
         1 mo    2 mo    3 mo    4 mo    5 mo    6 mo    7 mo    8 mo    9 mo    10 mo   11 mo   12 mo
---------------------------------------------------------------------------------------------------------
CPR
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------
AVG     1 mo    3 mo    6 mo    9 mo    12 mo   Life
--------------------------------------------------------
CPR
--------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
COB: 03/22/2005              3 Month     6 Month     1 Year        2 Year      3 Year        5 Year      10 Year     30 Year
----------------------------------------------------------------------------------------------------------------------------
OffTR Yld                      2.804       3.111       3.484       3.854        4.063        4.327        4.702       4.976
----------------------------------------------------------------------------------------------------------------------------
OnTR/Swp Spd                   2.836       3.141       3.379    3.854/44     4.059/47     4.328/46     4.635/47    4.888/52
----------------------------------------------------------------------------------------------------------------------------
OnTR Price                    99-09+      98-14+      98-10+      99-03+       98-04+       98-17+        95-00     107-03+
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------                 -----------------------------------------------------------
1 Mo L       3Mo L       11Cof       Prime                   15Mtg       30Mtg       FN6.0Apr        FN5.5Apr
---------------------------------------------               ----------------------------------------------------------
2.850        3.090       2.183       5.500                   5.684       6.197        101-16+        99-10+


-------------------------------------------------
                 CAP VOLS (years)
-------------------------------------------------
   1         2       3       5       10      30
-------------------------------------------------
14.220    17.990  19.540  19.990   18.530  16.430
-------------------------------------------------


-----------------------------------
     SWAPTION VOLS (years)
-----------------------------------
 3 X 5    1 X 10   5 X 10   10 X 10
-----------------------------------
18.530   18.620    15.480   12.320
-----------------------------------


-------------
Price-2-Call
-------------
   No
-------------


---------------------------------------------------------------------------------------------------------------------------
Prepay   Turnover   Turnover   Refi    Refi Elb   Burnout     Burnout   Lockin     Lockin   MRate   Refi           Default
Knobs      Level      Ramp      Vol      Shift    Severity    Timing    Severity    Rate    Shift   Ramp   Surge    Size
---------------------------------------------------------------------------------------------------------------------------
Settings     0          0        0         0         0           0          0         0       0       0      0        0
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Prepay     Model     Collateral     Term
Knobs     Version     Override     Override
------------------------------------------------
Settings     50         FNMA         30YR
------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.

The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

Financial Engineering Group                                       User:  bhattad
Greenwich Capital Markets          WF0528YFC 1A8       March 23, 2005   01:33 PM


------------------------------------------------------------------------------------------------------------------------
                                                       Bond Description
------------------------------------------------------------------------------------------------------------------------
Name:                 WF0528YFC 1A8           Coll. Type:                    WL        PAC Bands:               n/a
Cusip:                                        Orig. Balance:    $650,577,611.83        Settlement Date:      03/30/2005
Coupon:                   5.500000%           Net Coupon:             5.623303%        Issue Date:           03/01/2005
Formula:                        N/A           Gross Coupon:           5.883303%        First Pay Date:       04/25/2005
Orig. Balance:       $22,307,000.00           Srvc Fee:               0.260000%        Maturity Date:           n/a
Factor:                  1.00000000           Orig. Term:               360 mos        Days Delay:               24
Factor date:             03/01/2005           Current WAM:              358 mos
Current Cap:                    N/A           Current Age:                2 mos
Current Floor:                  N/A           WAVG Loansize:              $0.00
Cur. Balance:        $22,307,000.00
------------------------------------------------------------------------------------------------------------------------



Curve type:      Static                   CMO Price -> Yield Sensitivity Table

               --------------------------------------------------------------------------------------------------------------------
                 0            100            200             300           400             500           600
-------------
   Price        PSA            PSA            PSA             PSA           PSA             PSA            PSA       NULL     NULL
-----------------------------------------------------------------------------------------------------------------------------------
     91-21     5.868         5.915           6.018          6.169          6.413          6.831           7.153
     91-24     5.864         5.911           6.012          6.162          6.402          6.815           7.133
     91-27     5.860         5.907           6.007          6.154          6.392          6.799           7.113
     91-30     5.857         5.902           6.001          6.147          6.381          6.784           7.094
-----------------------------------------------------------------------------------------------------------------------------------
     92-01     5.853         5.898           5.996          6.140          6.371          6.768           7.075
-----------------------------------------------------------------------------------------------------------------------------------
     92-04     5.849         5.894           5.990          6.132          6.360          6.753           7.055
     92-07     5.845         5.889           5.984          6.125          6.350          6.737           7.036
     92-10     5.842         5.885           5.979          6.117          6.340          6.722           7.016
     92-13     5.838         5.881           5.973          6.110          6.329          6.706           6.997
-----------------------------------------------------------------------------------------------------------------------------------
WAL            28.66         24.88           19.71          14.85          10.52           6.79            5.40
Mod. Dur       27.27         23.59           18.24          13.66           9.74           6.54            5.21
Spread          92.2         102.6           120.6          142.6          172.6          232.8           272.0
First Date  08/25/32      01/25/26       02/25/20        12/25/15       11/25/12       03/25/11        03/25/10
Last Date   01/25/35      01/25/35       01/25/35        01/25/35       01/25/35       05/25/13        03/25/11
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
         1 mo    2 mo    3 mo    4 mo    5 mo    6 mo    7 mo    8 mo    9 mo    10 mo   11 mo   12 mo
---------------------------------------------------------------------------------------------------------
CPR
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------
AVG     1 mo    3 mo    6 mo    9 mo    12 mo   Life
--------------------------------------------------------
CPR
--------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
COB: 03/22/2005              3 Month     6 Month     1 Year        2 Year      3 Year        5 Year      10 Year     30 Year
----------------------------------------------------------------------------------------------------------------------------
OffTR Yld                      2.804       3.111       3.484       3.854        4.063        4.327        4.702       4.976
----------------------------------------------------------------------------------------------------------------------------
OnTR/Swp Spd                   2.836       3.141       3.379    3.854/44     4.059/47     4.328/46     4.635/47    4.888/52
----------------------------------------------------------------------------------------------------------------------------
OnTR Price                    99-09+      98-14+      98-10+      99-03+       98-04+       98-17+        95-00     107-03+
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------                 -----------------------------------------------------------
1 Mo L       3Mo L       11Cof       Prime                   15Mtg       30Mtg       FN6.0Apr        FN5.5Apr
---------------------------------------------               ----------------------------------------------------------
2.850        3.090       2.183       5.500                   5.684       6.197        101-16+        99-10+


-------------------------------------------------
                 CAP VOLS (years)
-------------------------------------------------
   1         2       3       5      10       30
-------------------------------------------------
14.220    17.990  19.540  19.990  18.530  16.430
-------------------------------------------------


-----------------------------------
       SWAPTION VOLS (years)
-----------------------------------
 3 X 5    1 X 10   5 X 10   10 X 10
-----------------------------------
18.530   18.620    15.480   12.320
-----------------------------------


-------------
Price-2-Call
-------------
   No
-------------


---------------------------------------------------------------------------------------------------------------------------
Prepay   Turnover   Turnover   Refi    Refi Elb   Burnout     Burnout   Lockin     Lockin   MRate   Refi           Default
Knobs      Level      Ramp      Vol      Shift    Severity    Timing    Severity    Rate    Shift   Ramp   Surge    Size
---------------------------------------------------------------------------------------------------------------------------
Settings     0          0        0         0         0           0          0         0       0       0      0        0
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Prepay     Model     Collateral     Term
Knobs     Version     Override     Override
------------------------------------------------
Settings     50         FNMA         30YR
------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.

The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

Financial Engineering Group                                       User:  bhattad
Greenwich Capital Markets          WF0528YFC 1A10       March 23, 2005  01:31 PM


------------------------------------------------------------------------------------------------------------------------
                                                       Bond Description
------------------------------------------------------------------------------------------------------------------------
Name:                 WF0528YFC 1A10          Coll. Type:                    WL        PAC Bands:                 n/a
Cusip:                                        Orig. Balance:    $650,577,611.83        Settlement Date:      03/30/2005
Coupon:                    5.500000%          Net Coupon:             5.623303%        Issue Date:           03/01/2005
Formula:                         N/A          Gross Coupon:           5.883303%        First Pay Date:       04/25/2005
Orig. Balance:        $25,000,000.00          Srvc Fee:               0.260000%        Maturity Date:             n/a
Factor:                   1.00000000          Orig. Term:               360 mos        Days Delay:                 24
Factor date:              03/01/2005          Current WAM:              358 mos
Current Cap:                     N/A          Current Age:                2 mos
Current Floor:                   N/A          WAVG Loansize:              $0.00
Cur. Balance:         $25,000,000.00
------------------------------------------------------------------------------------------------------------------------



Curve type:      Static                   CMO Price -> Yield Sensitivity Table

               --------------------------------------------------------------------------------------------------------------------
                 0             100            200             300           400             500            600
-------------
   Price        PSA            PSA            PSA             PSA           PSA             PSA            PSA       NULL     NULL
-----------------------------------------------------------------------------------------------------------------------------------
     100-17    5.466         5.369          5.271           5.190        5.121            5.062          5.008
     100-20    5.456         5.349          5.240           5.151        5.076            5.010          4.950
     100-23    5.446         5.328          5.210           5.112        5.030            4.958          4.893
     100-26    5.436         5.308          5.180           5.074        4.984            4.906          4.835
-----------------------------------------------------------------------------------------------------------------------------------
     100-29    5.426         5.288          5.150           5.035        4.939            4.854          4.778
-----------------------------------------------------------------------------------------------------------------------------------
     101-00    5.416         5.268          5.119           4.997        4.893            4.802          4.721
     101-03    5.406         5.248          5.089           4.958        4.848            4.751          4.664
     101-06    5.396         5.228          5.059           4.920        4.802            4.699          4.607
     101-09    5.386         5.208          5.029           4.881        4.757            4.648          4.550
-----------------------------------------------------------------------------------------------------------------------------------
WAL            14.50          5.73           3.52            2.67         2.22             1.94           1.74
Mod. Dur        9.22          4.61           3.06            2.40         2.03             1.79           1.61
Spread          71.8          91.4          101.0           102.4        102.3             99.8          102.0
First Date  04/25/05      04/25/05       04/25/05        04/25/05      04/25/05        04/25/05       04/25/05
Last Date   03/25/29      10/25/17       04/25/12        03/25/10      03/25/09        08/25/08       03/25/08
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
         1 mo    2 mo    3 mo    4 mo    5 mo    6 mo    7 mo    8 mo    9 mo    10 mo   11 mo   12 mo
---------------------------------------------------------------------------------------------------------
CPR
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------
AVG     1 mo    3 mo    6 mo    9 mo    12 mo   Life
--------------------------------------------------------
CPR
--------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
COB: 03/22/2005              3 Month     6 Month     1 Year      2 Year      3 Year      5 Year      10 Year     30 Year
-------------------------------------------------------------------------------------------------------------------------
OffTR Yld                      2.804       3.111       3.484       3.854       4.063       4.327       4.702       4.976
-------------------------------------------------------------------------------------------------------------------------
OnTR/Swp Spd                   2.836       3.141       3.379    3.854/44    4.059/47    4.328/46    4.635/47    4.888/52
------------------------------------------------------------------------------------------------------------------------
OnTR Price                    99-09+      98-14+      98-10+      99-03+      98-04+      98-17+       95-00     107-03+
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------                 -----------------------------------------------------------
1 Mo L       3Mo L       11Cof       Prime                   15Mtg       30Mtg       FN6.0Apr        FN5.5Apr
---------------------------------------------               ----------------------------------------------------------
2.850        3.090       2.183       5.500                   5.684       6.197        101-16+        99-10+
---------------------------------------------               ----------------------------------------------------------


-------------------------------------------------
                 CAP VOLS (years)
-------------------------------------------------
   1         2       3       5      10       30
-------------------------------------------------
14.220    17.990  19.540  19.990  18.530   16.430
-------------------------------------------------


-----------------------------------
       SWAPTION VOLS (years)
-----------------------------------
 3 X 5    1 X 10   5 X 10   10 X 10
-----------------------------------
18.530   18.620    15.480   12.320
-----------------------------------


-------------
Price-2-Call
-------------
   No
-------------


---------------------------------------------------------------------------------------------------------------------------
Prepay   Turnover   Turnover   Refi    Refi Elb   Burnout     Burnout   Lockin     Lockin   MRate   Refi           Default
Knobs      Level      Ramp      Vol      Shift    Severity    Timing    Severity    Rate    Shift   Ramp   Surge    Size
---------------------------------------------------------------------------------------------------------------------------
Settings     0          0        0         0         0           0          0         0       0       0      0        0
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
Prepay     Model     Collateral     Term
Knobs     Version     Override     Override
------------------------------------------------
Settings     50         FNMA         30YR
------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.

The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.